UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2011

Talon Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 250
San Mateo, CA 94404
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2011, the Board of Directors (the “Board”) of Talon Therapeutics, Inc. (the “Company”) appointed Cecilia Gonzalo as a director of the Company.  Ms. Gonzalo was also appointed to serve as a member of the Board’s Compensation and Nominating & Corporate Governance Committees.  As a non-employee director of the Company, Ms. Gonzalo will receive the standard compensation applicable to the Company’s non-employee directors, the terms of which are described in the Company’s Registration Statement on Form S-1 filed on May 5, 2011.

Ms. Gonzalo, age 37, is a Managing Director at Warburg Pincus LLC and a General Partner of Warburg Pincus & Co., where she focuses on healthcare investments in the biotechnology, pharmaceuticals and healthcare services sectors.  Prior to joining Warburg Pincus in 2001, Ms. Gonzalo worked at Goldman Sachs in the Investment Banking Division focusing on corporate finance and mergers and acquisitions transactions in Latin America, as well as in the Principal Investment Area focusing on investments in the region.  Ms. Gonzalo received a B.A., cum laude, in Biochemical Sciences from Harvard College and an M.B.A. from Harvard Business School.  Ms. Gonzalo also serves as a director of LaVie Care Centers (formerly known as Florida Healthcare Properties) and Rib-X Pharmaceuticals.  There are no family relationships between Ms. Gonzalo and any other member of the Board or any executive officer of the Company.

Effective as of the appointment of Ms. Gonzalo as a director, Nishan de Silva resigned from the Board.

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 11, 2010, pursuant to the terms of the Investment Agreement dated June 7, 2010, entered into among the Company and Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (together, “Warburg Pincus”), Warburg Pincus has the right to designate five of nine members of the Board.  As also previously disclosed in such report and in the Company’s Current Report on Form 8-K filed on August 5, 2010, Warburg Pincus previously designated Jonathan Leff, Andrew Ferrer, Robert J. Spiegel and Dr. de Silva for appointment.  Following the appointment of Ms. Gonzalo, who was designated for appointment by Warburg Pincus, and the resignation of Dr. de Silva, Warburg Pincus has the right to designate one additional person for appointment to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2011	Talon Therapeutics, Inc.

	By:	/s/ Craig W. Carlson
Craig W. Carlson Sr. Vice President, Chief Financial Officer